Exhibit 10.6

Execution Version

ASSUMPTION AND SUPPLEMENT TO BRIDGE GUARANTY AGREEMENT

This Assumption and Supplement to Bridge Guaranty Agreement (the “Agreement”) is dated as of this 12th day of May, 2016, made by SanDisk Technologies, Inc., a Texas corporation (the “New Guarantor”);

WITNESSETH THAT:

WHEREAS, Western Digital Technologies, Inc. (the “Borrower”), Western Digital Corporation, a Delaware corporation (the “Parent”), and certain other affiliates of the Parent, have executed and delivered to the Administrative Agent for the Guaranteed Creditors that certain Bridge Guaranty Agreement dated as of May 12, 2016 (such Bridge Guaranty Agreement, as the same may from time to time be extended, renewed, amended, restated, refinanced, replaced, amended and restated, supplemented or otherwise modified, including supplements thereto which add or substitute parties as Guarantors thereunder, being hereinafter referred to as the “Bridge Guaranty”) pursuant to which such affiliates (the “Existing Guarantors”) have guaranteed to the Guaranteed Creditors, the full and prompt payment of, among other things, any and all indebtedness, obligations and liabilities of the Borrower arising under or relating to the Bridge Loan Agreement as defined therein; and

WHEREAS, the New Guarantor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Guaranteed Creditors to the Borrower;

NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Guaranteed Creditors from time to time, the New Guarantor hereby agrees as follows:

1.        The New Guarantor acknowledges and agrees that it shall become a “Guarantor” party to the Bridge Guaranty effective upon the date of the New Guarantor’s execution of this Agreement and the delivery of this Agreement to the Administrative Agent on behalf of the Guaranteed Creditors, and that upon such execution and delivery, all references in the Bridge Guaranty to the terms “Guarantor” or “Guarantors” shall be deemed to include the New Guarantor.

2.        The New Guarantor hereby assumes and becomes liable (jointly and severally with all the other Guarantors) for the Guaranteed Obligations (as defined in the Bridge Guaranty) and agrees to pay and otherwise perform all of the obligations of a Guarantor under the Bridge Guaranty according to, and otherwise on and subject to, the terms and conditions of the Bridge Guaranty to the same extent and with the same force and effect as if the New Guarantor had originally been one of the Existing Guarantors under the Bridge Guaranty and had originally executed the same as such an Existing Guarantor.

3.        The New Guarantor acknowledges and agrees that, as of the date hereof, the New Guarantor makes each and every representation and warranty that is set forth in Section 14 of the Bridge Guaranty.

4.        All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Bridge Guaranty, except that any reference to the term “Guarantor” or “Guarantors” and any provision of the Bridge Guaranty providing meaning to such term shall be deemed a reference to the Existing Guarantors and the New Guarantor. Except as specifically modified hereby, all of the terms and conditions of the Bridge Guaranty shall stand and remain unchanged and in full force and effect.

5.        No reference to this Agreement need be made in the Bridge Guaranty or in any other document or instrument making reference to the Guaranty, any reference to the Bridge Guaranty in any of such to be deemed a reference to the Bridge Guaranty as modified hereby.

6.        All communications and notices hereunder shall be in writing and given as provided in Section 17 of the Bridge Guaranty and to the following address for each New Guarantor.

Address:

Western Digital Technologies, Inc.

c/o Western Digital Corporation

3355 Michelson Drive, Suite 100

Irvine, California 92612

Attention: Michael Ray, Executive

Vice President, Chief Legal Officer

and Secretary

Facsimile: (949) 672-6604

Email:

Attention: Olivier Leonetti, Chief

Financial Officer

Facsimile: (949) 672-6604

Email:

7.        THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED BY AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned New Guarantor has caused this Agreement to be executed and delivered as of the date first above written.

SANDISK TECHNOLOGIES, INC.

By:	/s/ Michael C. Ray
	Name	Michael C. Ray
	Title	President and Secretary

[Signature Page to Assumption and Supplement to Bridge Guaranty Agreement]

Acknowledged and agreed as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Guaranteed Creditors

By:	/s/ Caitlin Stewart

	Name:	Caitlin Stewart
	Title:	Vice President

[Signature Page to Assumption and Supplement to Bridge Guaranty Agreement]